                                                                    Exhibit 10.4

                               OPERATING AGREEMENT

     THIS AGREEMENT,  made this 2nd day of February, 2012, between Four Star Oil
Company,  hereinafter  designated  as  "Operator",  and the  signatory  party or parties other than the Operator,  hereinafter  designated as  "Non-Operator"  or
"Non-Operators."

                                   WITNESSETH:

     WHEREAS,  the parties to this  Agreement  are owners of  interests  in that certain  production/proration  unit for the #1 Wells (the  "Wells") on the Cecil
Barlow lease, located in Caddo Parish, Louisiana reached an agreement to develop the Unit and operate the Well as hereinafter provided.

1. Definitions

As used in this Agreement, the following words and terms shall have the meanings here ascribed to them.

     A. The words "party" and "parties" shall always mean a party or the parties to this Agreement.

     B. The  parties to this  Agreement  shall  always be referred to as "it" or
     "they" whether the parties be corporate bodies, partnerships, associations, or individuals.

     C. The term "oil and gas" shall  include  oil,  gas,  casinghead  gas,  gas condensate, and all other liquid or gaseous hydrocarbons,  unless intent to limit the inclusiveness of this term is specially stated.

     D. The term "oil and gas  interests"  shall mean  unleased  fee and mineral interests in tracts of land lying within the Unit or Area of Interest  that are owned by the parties to this Agreement.

     E. The term "Unit Area"  shall  refer to and include all of the lands,  oil and gas  leasehold  interests  and oil and  gas  interests  intended  to be developed  and operated for oil and/or gas purposes  under this  Agreement.
     Such lands are described in Exhibit A.

     F. The words  "equipment"  and  "materials" as used here are synonymous and shall  mean and  include  all oil  field  supplies  and  personal  property acquired for use in the Unit Area.

     All exhibits  attached to this Agreement are made a part of the contract as fully as though copied in full in the contract.
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2. Title Examination

     A. TITLE  EXAMINATION:  All  abstracts  and title shall be examined for the benefit  of all  parties  by  Operator's  attorneys.  A copy of each  title opinion and of each supplemental opinion, if needed, and all final opinions shall be sent promptly to each party at their  request.  The opinion of the
     Operator's  attorney  concerning  the validity of the title to each oil and gas interest  and each lease,  and the amount of interest  covered  thereby shall be binding and conclusive on the parties,  but the  acceptability  of leases as to primary term,  royalty  provisions,  drilling  obligations and special  burdens,  shall be a matter  for  approval  and  acceptance  by an authorized  representative of each party. Each party shall pay his pro rata share of any legal fees  incurred by Operator  relating to  preparation  of title opinions, supplemental opinions and final opinions.

     B.  FAILURE OF TITLE:  Any defects of title that may  develop  shall be the joint  responsibility  of all parties and, if a title loss occurs, it shall be the loss of all parties, with each bearing its proportionate part of the loss and of any  liabilities  incurred in the loss.  If such a loss occurs, there shall be no change in, or adjustment of, the interests of the parties in the remaining portion of the Unit Area or Area of Interest.

     C. LOSS OF LEASES FOR OTHER THAN TITLE  FAILURE:  If any lease or  interest subject to this  Agreement  be lost  through  failure to develop or because express or implied  covenants have not been  performed,  or if any lease be permitted  to expire at the end of its  primary  term and not be renewed or extended,  the loss shall not be considered a failure of title and all such losses  shall be  joint  losses  and  shall  be  borne  by all  parties  in proportion to their interests, and there shall be readjustment of interests in the remaining portion of the Unit Area.

3. Interests of Parties

     Unless changed by other provisions,  all costs and liabilities  incurred in operations  under this contract shall be borne and paid  proportionally  and all equipment and material acquired in operations on the Unit Area shall be owned by the parties as their  respective  interests  bear to the entire  leasehold.  All production  of oil and gas from the Unit Area shall also be owned by the parties in the same manner subject to all royalties  overriding royalties and production payments in the nature of an overriding royalty.

4. Operator of Unit

     Four  Star Oil  Company  shall be the  Operator  of the Unit Area and shall conduct and direct and have full control of all  operations  on the Unit Area as permitted  and  required  by and within the limits of this  Agreement.  It shall conduct all such operations in a good and workmanlike  manner,  but it shall not have  responsibility for liabilities  incurred,  except as may result from gross negligence or from breach of the provisions of this Agreement.

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5. Distribution of Revenue to Participants

     The Operator will collect all working  interest owners' oil and gas revenue and deduct  there from the cost of  operating  and  maintaining  the oil and gas properties.  The remainder  will then be  distributed  to each working  interest owner monthly,  proportionate to his working  interest  ownership in the oil and gas properties covered by this Agreement, notwithstanding any other provision to the contrary in this Agreement.

6. Employees

     The number of employees and their  selection and the hours of labor and the compensation  for services  performed  shall be determined by the Operator.  All employees shall be the employees of the Operator.

7. Costs and Expenses

     Except as herein otherwise specifically  provided,  Operator shall promptly pay and  discharge  all costs  and  expenses  incurred  in the  development  and operation of the Unit Area, pursuant to this Agreement, and shall charge each of the parties hereto with their respective  proportionate shares upon the cost and expenses basis provided in the Accounting  Procedure  attached hereto and marked
Exhibit  Two. If any  provision in Exhibit Two should be  inconsistent  with any provision contained in the body of this Agreement, the provisions in the body of this Agreement shall prevail.

     Operator, at its election, shall have the right from time to time to demand and receive from the other parties payment in advance of their respective shares of the estimated  amount of costs to be incurred in operations  hereunder during the next  succeeding  month,  which right may be exercised only by submission to each such party of an itemized statement of such estimated costs,  together with an invoice  for its share  thereof.  Each such  statement  and  invoice  for the payment in advance of  estimated  costs shall be submitted on or before the 20th day of  the  next  preceding  month.  Each  party  shall  pay  to  Operator  its proportionate  share of such  estimate  within  fifteen  (15)  days  after  such estimate  and invoice is  received.  If any party fails to pay its share of said estimate within this time, the amount due shall bear interest at the rate of ten percent  (10%) per annum until paid.  Proper  adjustment  shall be made  monthly between  advances  and actual cost to the end that each party shall bear and pay its proportionate share of actual costs incurred,  and no more. Operator has the right to charge up to a 300% penalty if funds are not paid.

     Without the consent of all parties, Operator shall not undertake any single project  reasonably  estimated  to require an  expenditure  in excess of Fifteen
Thousand Dollars  ($15,000),  except in connection with maintaining a lease, the drilling, reworking,  deepening,  completing,  recompleting, or plugging back of which has been previously authorized by or pursuant to this Agreement; provided, however,  that in case of explosion,  fire,  flood,  or other sudden  emergency, whether of the same or different nature,  Operator may take such steps and incur such expenses as in its emergency to safeguard  life or property,  but Operator, as promptly as possible, shall report the emergency to the other parties.

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8. Operator's Lien

     Operator is given a first and preferred  lien on the interest of each party covered by this contract,  and on each party's  interest in oil and gas produced and the  proceeds  thereof,  and upon each  party's  interest  in  material  and equipment,  to  secure  the  payment  of all sums due from  each  such  party to
Operator.

     In the event any party  fails to pay any amount  owing by it to Operator as its share of such costs and expenses or such advance  estimate,  Operator shall, as promptly as possible, report the emergency to the other parties.

     If all parties hereto cannot  mutually agree upon the drilling,  reworking, deepening  or  redrilling  of any well or wells  covered by this  Agreement  and jointly  owned by all of the  parties,  any party or  parties  wishing to drill, rework,  redrill,  or deepen  such a well or wells  may give the  other  parties written notice of the proposed  operations  specifying the work to be performed, proposed depth, objective formation and the estimated cost of the operation. The parties  receiving  such a notice shall have ten (10) days after  receipt of the notice  within  which to notify the parties  wishing to do the work whether they elect to participate in the cost of the proposed  operation.  Failure of a party receiving  such a notice to so reply to it within the period  above  fixed shall constitute  an  election  by that  party not to  participate  in the cost of the proposed operations.

     The entire cost and risk of conducting  such  operations  shall be borne by the parties  electing to  participate  in the proposed  operation,  such parties hereinafter  referred to as "consenting  parties" in the  proportion  that their respective  interests  bear to the total  interest  of all  consenting  parties.
Consenting  parties shall keep the leasehold  estate involved in such operations free and clear of all liens and encumbrances of every kind created by or arising from the operations of the consenting parties. If such an operation results in a dry hole, the  consenting  parties shall plug and abandon the well at their sole cost,  risk and expense.  If any well drilled,  reworked,  deepened or redrilled under the provisions of this section  results in a producer of oil and/or gas in paying  quantities,  the consenting parties shall complete and equip the well to produce at their sole cost and risk,  and the well shall then be turned  over to the  Operator  and shall be operated by it at the expense and for the account of the  consenting  parties.  Upon  commencement  of  operations  for the drilling, reworking,  deepening,  or redrilling of any such well by consenting  parties in accordance with the provisions of this section,  each non-consenting party shall be deemed to have relinquished to consenting parties, and the consenting parties shall  own and be  entitled  to  receive,  in  proportion  to  their  respective interest, all of such non-consenting party's interest in the well, its leasehold operating rights and share of production  therefrom until the proceeds or market value thereof (after deducting production taxes, royalty, overriding royalty and other  interests  payable out of or measured  by the  production  from such well accruing with respect to such interest  until it reverts)  shall equal the total of the following:

     A. 500  percent  of each  non-consenting  party's  share of newly  acquired surface  equipment  beyond the  wellhead  connections  (including,  but not limited to,  stock  tanks,  separators,  treaters,  pumping  equipment  and piping), plus 300 percent of each such non-consenting  party's share of the

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     cost  of  operation  of the  well  commencing  with  first  production  and continuing until each such  non-consenting  party's  relinquished  interest shall revert to it under other provisions of this section.  It being agreed that each non-consenting  party's share of which would have been chargeable to each  non-consenting  party  had it  participated  in the well  from the beginning of the operation; and

     B. 500  percent of that  portion  of the costs and  expenses  of  drilling, reworking, deepening or redrilling, testing and completing, and 500 percent of that portion of the cost of newly acquired equipment in the well (to and including the  well-head-connections)  which would have been  chargeable to such non-consenting party if it had participated therein.

          In the  case of any  reworking,  plugging  back,  or  deeper  drilling operation,  the consenting parties shall be permitted to use, free of cost, all casing,  tubing and other  equipment in the well;  but the ownership of all such equipment  shall remain  unchanged and upon  abandonment of a well after such  reworking,  plugging back or deeper  drilling,  the  consenting parties shall account for all such  equipment to the owners  thereof,  with each party receiving its proportionate part in kind or in value.

          If and when  the  consenting  parties  recover  from a  non-consenting
     party's   relinquished   interest  the  amount  provided  for  above,   the
     relinquished  interest of such  non-consenting  party  shall  automatically revert to it, and from and after such reversion,  such non-consenting party shall own the same interest in such well, the operating  rights and working interest therein,  the material and equipment in or pertaining thereto, and the production  therefrom as such non-consenting party would have owned had it participated in the drilling, reworking, deepening or redrilling of said well. Thereafter, such non-consenting party shall be charged with and shall pay its  proportionate  part of the further  costs of the operation of said well in  accordance  with the terms of this  Agreement  and the  accounting procedure schedule, Exhibit Two, attached hereto.

9. Right to Take Production In Kind

     Each party shall take in kind or  separately  dispose of its  proportionate share of all oil and gas produced from the Unit Area,  exclusive of  production, which may be used in developing,  and production  operations  unavoidably  lost.
Each  party  shall  pay or  deliver,  or  cause  to be  paid or  delivered,  all royalties,  overriding  royalties,  or other  payments  due on its share of such production,  and shall hold the other parties free from any liability therefrom.
Any extra expenditure  incurred in the taking in kind or separate disposition by any party of its  proportionate  share of the production  shall be borne by such party.

     Each  party  shall  execute  all  division  orders  and  contracts  of sale pertaining  to its interest in  production  from the Unit Area,  and agrees that
Operator  shall  receive  all  production  proceeds  and  disburse  proceeds  to participants  monthly.  Operator is authorized to deduct expenses and charges as authorized in this Agreement from such proceeds and send the remaining amount to participants.

     In the event any party  shall fail to make the  arrangements  necessary  to take in kind or separately dispose of its proportionate share of the oil and gas produced  from  the Unit  Area,  Operator  shall  have  the  right,  but not the obligation,  to  purchase  such  oil and gas or sell it to  others  for the time being, at not less than the market price  prevailing in the area, which shall in no event be less than the price which  Operator  receives for its portion of the oil and gas  produced  in the Unit Area.  Any such  purchase or sale by Operator shall be subject  always to the right of the owner of the production to exercise at any time its right to take in kind,  or  separately  dispose of, its share of all oil and gas not previously delivered to a purchaser.

     Notwithstanding  the  foregoing,  Operator  shall  not  make  a  sale  into interstate  commerce of any other party's share of gas production  without first giving such other party thirty (30) days' notice of such intended sale.

10. Access to Unit Area

     Each party shall have access to Unit Area at all reasonable  times,  at its sole risk, to inspect or observe operations, and shall have access at reasonable times to information  pertaining to the  development or operation  thereof,  not including  Operator's books and records relating  thereto.  Operator shall, upon request,  furnish each of the logs,  tank tables,  daily gauges and run tickets, and  reports  of  stock on hand at the  first  of each  month,  and  shall  make available  samples of any cores or cuttings  taken from any well  drilled on the
Unit Area.

11. Abandonment of Wells

     No well subject to and the basis of this Agreement which has been completed as a producer shall be plugged and abandoned  without the consent of all parties provided,  however,  if all parties do not agree to the abandonment of any well, those  wishing  to  continue  its  operation  shall  tender to each of the other parties its proportionate share of the value of the well's salvageable  material and equipment,  determined in accordance with the provisions of Exhibit Two less the  estimated  cost  of  salvaging  and the  estimated  cost  of  plugging  and abandoning.  Each  abandoning  party  shall  then  assign to the  non-abandoning parties  without  warranty,  express or implied,  as to title or as to quantity, quality, or fitness for use of the equipment,  together with its interest in the leasehold  estate  as to,  but only as to,  the  interval  or  intervals  of the formation or formations  then open to  production.  The  assignments  so limited shall  encompass  the  "drilling  unit"  upon which  that well is  located.  The payments by, and the  assignments  to, the assignees shall be made in accordance with  their  respective  percentages  of  participation  in the Unit Area of all assignees.  There shall be no readjustment of interest in the remaining  portion of the Unit Area.

     After the assignment,  the assignors shall have no further  responsibility, liability,  or interest in the operation of or production  from that well in the interval or intervals then open.  Upon request of the assignees,  Operator shall continue to operate  the  assigned  well for the  account of the  non-abandoning parties  at the rates  and  charges  contemplated  by this  Agreement,  plus any additional  cost and  charges  which  may arise as the  result  of the  separate ownership of the assigned well.

12. Delay Rentals and Shut-In Well Payments

     Operator shall pay all delay rentals and shut-in well payments which may be required  under the terms of leases  covering  any of the  tracts  described  in
Exhibit One and submit  evidence of such  payment to the other  parties at their request.  The amount of such  payment  shall be charged by Operator to the joint account of the parties and treated in all respects the same as costs incurred in the  development  and  operation  of the Unit Area.  Operator  shall  diligently attempt to make proper payment but shall not be held liable to the other parties in damages for the loss of any lease or  interest  therein and there shall be no readjustment  of interests  in the  remaining  portion of the Unit Area.  If any party secures a new lease covering the  terminated  interest,  such  acquisition shall be subject to the provisions of Paragraph 17 of this Agreement.

13. Resignation of Operator

     Operator may resign from its duties and obligations as Operator at any time upon written notice of not less than 60 days given to all other parties. In this case,  all parties to this  contract  shall select by majority vote in interest, not in numbers, a new Operator who shall assume the responsibilities and duties, and have the rights,  prescribed  for Operator by this  Agreement.  The retiring
Operator shall deliver to its successor all records and information necessary to the discharge by the new Operator of its duties and obligations.

14. Maintenance of Unit Ownership

     For the purpose of  maintaining  uniformity of ownership on the oil and gas leasehold  interests  covered by this contract,  and  notwithstanding  any other provisions  to the  contrary,  no party shall sell,  encumber,  transfer or make other  disposition of its interest in the leases  embraced  within the Unit Area and in wells, equipment and production unless such disposition is made expressly subject to this  Agreement,  and shall be made only with prejudice to the rights of the other parties, and the consent of Operator.

     If at any time the interest of any party is divided among and owned by four or more co-owners,  Operator may, at its  discretion,  require such co-owners to appoint a single  trustee  or agent  with full  authority  to  receive  notices, approve  expenditures,  receive  billings  for and approve and pay such  party's share of the joint expenses, and to deal generally with, and with power to bind, the  co-owners  of such  party's  interest  within  the scope of the  operations embraced in this  contract;  however,  all such  co-owners  shall enter into and execute all  contracts or agreements  for the  disposition  of their  respective shares of the oil and gas produced  from the Unit Area,  and they shall have the right to receive, separately, payment of the sale proceeds thereof.

15. Liability of Parties

     The  liability of the parties  shall be several,  not joint or  collective.
Each party shall be responsible  only for its  obligations,  and shall be liable only for its  proportionate  share of the costs of developing  and operating the
Unit Area.  Accordingly,  the lien  granted by each party to Operator  herein is given to secure only the debts of each severally. It is not the intention of the

parties  to  create,  nor shall this  Agreement  be  construed  as  creating  or constructing  a mining or other  partnership  or  association  or to render them liable as partners.

16. Renewal or Extension of Lease

     If any party  secures a renewal  of any oil and gas lease  subject  to this contract, each and all of the other parties shall be notified promptly and shall have the right to participate in the ownership of the renewal lease by paying to the party who  acquired  it,  within  thirty  (30) days  after  receipt  of such notification, their several proper proportionate share of the acquisition costs, which shall be in proportion  to the interests  held at that time by the parties in the Unit Area. Failure of any party to timely pay its proportionate  share of such acquisition cost shall be deemed an election not to participate.

     If some,  but less than all, of the  parties  elect to  participate  in the purchase  of a  renewal  lease,  it shall be owned by the  parties  who elect to participate  therein, in a ratio based upon the relationship of their respective percentage of  participation  in the purchase of such renewal lease. Any renewal lease in which  less  than all the  parties  elect to  participate  shall not be subject to this Agreement.

     Each party who  participates  in the  purchase of a renewal  lease shall be given an  assignment  of its  proportionate  interest  therein by the  acquiring party.

     The  provisions of this section shall apply to renewal  leases whether they are for the  entire  interest  covered  by the  expiring  lease or cover  only a portion of its area or an interest  therein.  Any renewal lease taken before the expiration of its  predecessor  lease, or taken or contracted for within six (6)
months after the expiration of the existing lease, shall not be deemed a renewal lease and shall not be subject to the provisions of this section.

     The  provisions  in this  section  shall  apply also and in like  manner to extensions of oil and gas leases.

17. Surrender of Leases

     The leases covered by this  Agreement,  insofar as they embrace  acreage in the Unit Area,  shall not be  surrendered in whole or in part unless all parties consent.

     However,  should any party desire to surrender its interest in any lease or in any  portion  thereof,  and other  parties  not agree or  consent,  the party desiring to surrender shall assign without express or implied warranty of title, all of its interest in such lease, or portion  thereof,  and any well,  material and  equipment  which  may be  located  thereon  and any  rights  in  production thereafter  secured,  to the parties not  desiring  to  surrender  it. Upon such
assignment,   the  assigning  party  shall  be  relieved  from  all  obligations thereafter accruing,  but not theretofore  accrued,  with respect to the acreage assigned and the operations of any well thereon,  and the assigning  party shall have no further interest in the lease assigned and its equipment and production.
The parties  assignee  shall pay to the party  assignor the  reasonable  salvage value of the  latter's  interest  in any wells  and  equipment  on the  assigned

acreage,  determined  in  accordance  with the  provisions  of  Exhibit  B, less estimated cost of salvaging and the estimated  cost of plugging and  abandoning.
If the  assignment  is in favor of more than one party,  the  assigned  interest shall be shared by the parties  assignee in the proportions that the interest of each bears to the interest of all parties assignee.

     Any assignment or surrender  made under this provision  shall not reduce or change the assignor's or surrendering  parties' interest,  as it was immediately before the assignment,  in the balance of the Unit Area and the acreage assigned or  surrendered,  and  subsequent  operations  thereof,  shall not thereafter be subject to the terms and provisions of this Agreement.

18. Provision Concerning Taxation

     The  liabilities  of the parties  hereto  shall be several and not joint or collective,  and each party shall be responsible for its proportionate  share of the costs and liabilities incurred as provided hereunder.  It is not the purpose or  intention  of the  Agreement  to create  for state  law any  partnership  or association,  and neither this Agreement nor the operations  hereunder  shall be construed or  considered  as creating any such  relationship.  Furthermore,  the parties  hereto  acknowledge  and  represent  that it is not their  intention to create a Partnership  for federal and state income tax purposes,  and each party agrees to elect to be excluded from the application of Subchapter K of Chapter 1 of Subtitle A of the Internal  Revenue Code of 1954,  as amended (the Code),  or any similar provisions contained in applicable statutes of the various states of the United States.

     Operator  shall render to each party an annual working  interest  statement and accompanying 1099-Misc.  Form, and each party is then liable for preparation of necessary tax forms to the Internal Revenue Service.

     Operator shall render for ad valorem  taxation all property subject to this
Agreement,  which by law should be rendered for such taxes, and it shall pay all such taxes assessed thereon before they become  delinquent.  Operator shall bill all other  parties  for their  proportionate  share of all tax  payments  in the manner provided in Exhibit Two.

     If any tax assessment is considered unreasonable by Operator, it may at its discretion  protest such valuation within the time and manner  prescribed by law and prosecute the protest to a final determination,  unless all parties agree to abandon  the  protest  prior to  final  determination.  When any such  protested valuation shall have been finally determined,  Operator shall pay the assessment for the joint account, together with interest and penalty accrued, and the total costs  shall then be  assessed  against  the  parties,  and be paid by them,  as provided in Exhibit B.

19. Insurance

     At all times while  operations  are  conducted  hereunder,  Operator  shall comply with the  applicable  Workmen's  Compensation  Law of the State where the operations  are being  conducted.  Operator  shall  require all the  contractors engaged in work on or for the Unit Area to comply  with  Workmen's  Compensation
Law of the State where the operations  are being  conducted and to maintain such other insurance as operations may require.

20. Claim and Lawsuits

     If any party to this contract is sued on an alleged cause of action arising out of operations  on the Unit Area, or on an alleged cause of action  involving title to any lease or oil and gas interest  subject to this  contract,  it shall promptly give written notices of the suit to the Operator.

     The defense of lawsuits  can be under the general  direction of a committee of lawyers representing the parties, with Operator's attorney as Chairman. Suits may be  settled  during  litigations  only  with the  joint  consent  of all the parties. All expenses incurred in the defense of suits, together with the amount paid to discharge any final judgment shall be considered  costs of operation and shall be charged to and paid by all parties in proportion to their then interest in the Unit  Area,  or can be  handled by the  Operator's  legal  counsel on the behalf of all parties.

     Damage  claims  caused by and  arising out of  operation  on the Unit Area, conducted  for the joint account of all parties shall be handled by Operator and its  attorneys,  the  settlement  of  claims of this  kind  shall be within  the discretion of Operator so long as the amount paid in settlement of any one claim does not exceed Fifty Thousand Dollars ($100,000) and, if settled, the sums paid in  settlement  shall be charged  as  expense  to and be paid by all  parties in proportion to their interests in the Unit Area.

21. Force Majeure

     If any party is rendered  unable,  wholly or in part, by force majeure,  to carry out its obligations under this Agreement other than the obligation to make money payments, that party shall give to all other parties prompt written notice of the force majeure with reasonably full  particulars  concerning it; thereupon the  obligations of the party giving the notice,  so far as they are affected by the force majeure, shall be suspended during, but no longer than the continuance of the force  majeure.  The affected  party shall use all possible  diligence to remove the force majeure as quickly as possible.

     The  requirement  that  any  force  majeure  shall  be  remedied  with  all reasonable  dispatch shall not require the settlement of strikes,  lockouts,  or other labor  difficulty by the party  involved  contrary to its wishes;  how all such  difficulties  shall be handled shall be entirely  within the discretion of the party concerned.

     The term "force majeure" as here employed shall mean an act of God, strike, lockout or other industrial disturbance,  act of the public enemy, war blockage, public riot, lightening, fire, storm, flood, explosion,  governmental restraint,
unavailability  of  equipment,   and  any  other  cause,  whether  of  the  kind
specifically  enumerated above or otherwise,  which is not reasonably within the control of the party claiming suspension.

22. Notices

     All notices  authorized or required between the parties and required by any of the  provisions  of  this  Agreement  shall,  unless  otherwise  specifically provided,  be given in writing by United States mail or Western Union  Telegram,

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
with postage or charges  prepaid,  and addressed to the party whom the notice is given at the addresses  listed opposite their signature  below.  The originating notice to be given under any  provisions  hereof shall be deemed given only when received  by the party to whom such  notice is  directed,  and the time for such party to give  any  response  thereto  shall  run from the date the  originating notice is received.

     The second or any responsive notice shall be deemed given when deposited in the United States mail or with the Western Union Telegram Company,  with postage or charges prepaid. Each party shall have the right to change its address as any time and  from  time to time by  giving  written  notice  thereof  to all  other parties.

     This Agreement may be signed in counterpart,  and shall be binding upon the parties and upon their heirs, successors, representatives, and assigns.

                   OPERATOR: Four Star Oil Company

                   By: /s/ Mario Lanza
                      -----------------------------------
                   Name:   Mario Lanza
                   Title:  President

                   NON-OPERATORS:

                   By: /s/ Robert M. Gelfand
                      -----------------------------------
                   Name:   Robert M. Gelfand, President
                           American Oil & Gas, Inc.
                  Address: 400-601 West Broadway
                           Vancouver, BC V5Z 4C2

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
                                   EXHIBIT "B"

                              ACCOUNTING PROCEDURE
                        (Unit and Joint Lease Operations)

I. GENERAL PROVISIONS

A.  Definitions:  "Joint Property" as herein used shall be construed to mean the subject area covered by the  Agreement to which this  "Accounting  Procedure" is attached.

     "Operator"  as herein used shall be construed to mean the party  designated to conduct the  development  and  operation  of the  subject  area for the joint account of the parties hereto.

     "Non-operator" as herein used shall be construed to mean any one or more of the non-operating parties.

B.  Accounting  to  Non-Operator:  Operator  will  collect all working  interest owners' oil and gas revenues  and deduct  therefrom  the cost of  operating  and maintaining the oil and gas  properties.  The remainder will then be distributed monthly to each working  interest owner  proportionate  to his working  interest ownership on the oil and gas properties covered by this Agreement.

C.  Adjustments:  Payment of any such  bills  shall not  prejudice  the right of non-operator  to protest or question the  correctness  thereof.  All  statements rendered to non-operator by Operator during any calendar year within twelve (12)
month period  following the end of each such calendar year,  provided,  however, that  non-operator  must  take  written  exception  to and make  claim  upon the
Operator for  adjustment.  Failure on the part of non-operator to make claims on
Operator for adjustment  within such period shall  establish the  correctness of claims for adjustment thereon.

D.  Audits:  A  non-operator  upon notice in writing to  Operator  and all other non-operators,  shall have the right to audit  Operator's  accounts  and records relating to the  accounting  hereunder  for any calendar  year within the twelve
(12) month period  following the end of such calendar year;  provided,  however, that  non-operator  must  take  written  exception  to and make  claim  upon the
Operator for all  discrepancies  disclosed by said audit within said twelve (12)
month period. Where there are two or more non-operators, the non-operators shall make every reasonable effort to conduct joint or simultaneous audits in a manner that will result in a minimum of inconvenience to Operator.

II. DEVELOPMENT AND OPERATING CHARGES

Subject to limitations hereinafter  prescribed,  Operator shall charge the joint account with the following items:

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
A. Rental and Royalties:  Delay or other rentals,  when such rentals are paid by
Operator for the joint  account,  royalties,  when not paid  directly to royalty owners by the purchaser of the oil, gas, casinghead gas, or other products.

B. Service:  Outside  Services -- The cost,  of contract  services and utilities procured from outside sources.

C.  Damages and Losses to Joint  Property and  Equipment:  All costs or expenses necessary to replace or repair damages or losses incurred by fire, flood, storm, theft,  accident,  or any other causes not  controlled  by Operator  through the exercise of reasonable  diligence.  Operator shall furnish  non-operator written notice of damages or losses incurred as soon as practicable  after report of the same has been received by Operator.

D. Litigation  Expenses:  All costs and expenses of litigation or legal services otherwise  necessary  or expedient  for the  protection  of the joint  interest, including attorney's fees and expenses hereinafter  provided,  together with all judgment  obtained  against  the  parties or any of them on account of the joint operations  under this Agreement,  and actual expenses  incurred by any party or parties  hereto in securing  evidence for the purpose of  defending  against any action or claim  prosecuted  or urged  against the joint  account or the subject matter of this Agreement.

     1. If a majority  of the  interests  hereunder  shall so agree,  actions or claims  affecting  the joint  interests  hereunder  may be  handled  by the attorney of one or more of the parties  hereto;  and a charge  commensurate with cost of providing and  furnishing  such services  rendered may be made against the joint account;  but no such charge shall be made until approved by the Operator's attorneys.

     2. Fees and expenses of attorneys other than Operator's attorneys shall not be charged to the joint  account  unless  authorized by the majority of the interests hereunder.

E.  Taxes:  All taxes of every kind and  nature  assessed  or levied  upon or in connection  with the  properties  which are the subject of this  Agreement,  the production therefrom or the operation thereof, and which taxes have been paid by the Operator for the benefit of the parties hereto.

F. Insurance and Claims

     1. Premiums  paid for  insurance  required to be carried for the benefit of the joint  account,  together  with all  expenditures  incurred and paid in settlement  of any and all losses,  claims,  damages,  judgments  and other expenses, including legal services, not recovered from insurance carrier.

                                       13
2.        If no  insurance  is required to be carried,  all actual  expenditures incurred and paid by the Operator in settlement of any and all losses, claims,  damages,  judgments or any other  expenses,  including  legal services, shall be charged to the joint account.

G. Operating and Administrative: Operator shall have the right to assess against the joint  party  covered  thereby  $450 per  month per well for  administrative overhead and related costs.  Pumper charge will be limited to $____ per month in addition to the above administrative fee. In addition, participants and Operator will pay their  proportionate share of lease and well operation costs. All costs attributable to participants will be deducted from revenue due them. These costs are subject to escalation, based on the U.S. Consumer Price Index.

     1. There will be no charges until the note is paid out.

     2.  Supervision  of rework  will be usual day rates of $____ per day,  plus expenses, charged to well expenses.

     3. Mileage will be charged at ___ cents per mile.

     4.  Additional  title or division order fees will be charged to the well as
     $____ per day, expenses, and mileage.

     5. Telephone charges will be made to the Lease.

     6. Overhead  charges for  producing  wells shall begin on the date the well operations are taken over by the operator and terminate when it is plugged.

     7. In  connection  with overhead  charges,  the status of wells shall be as follows:

          a. Injection wells for recovery operations,  such as for repressure of water flood,  shall be included in the  overhead  schedule the same as producing wells.

          b. Water supply wells utilized for water flooding  operations shall be included in the overhead schedule the same as producing oil wells.

          c. Producing gas wells shall be included in the overhead  schedule the same as producing oil wells.

          d. Wells  permanently  shut down but on which plugging  operations are deferred  shall be dropped from the overhead  schedule at the time the shut-down is effected.  When such wells are plugged,  overhead will be charged at the  producing  well rate during the time  required for the plugging operation.

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
          e. Wells being plugged back,  drilled deeper, or converted to a source or input well shall be included in the  overhead  schedule the same as drilling wells.

          f. Temporarily shut down wells (other than by governmental  regulatory body)  which are not  produced  or worked  upon for a period of a full calendar  month  shall  not  be  included  in the  overhead  schedule;
          however,  wells shut in by governmental authority shall be included in the overhead  schedule only in the event the  allowable  production is transferred  to other  wells on the same  property.  In the event of a unit  allowable,  all wells  capable of  producing  will be counted in determining the overhead charge.

          g. Wells completed in dual or multiple horizons shall be considered as one well in the producing overhead schedule.

          h.  Lease salt  water  disposal  wells  shall not be  included  in the overhead  schedule unless such wells are used as a secondary  recovery program on the joint property.

     7. The above overhead  schedule for producing wells shall be applied to the total number of wells operated under the Operating  Agreement to which this accounting procedure is attached, irrespective of individual lease.

     8. It is  specifically  understood that the above overhead rates apply only to drilling  and  producing  operations  and are not  intended to cover the construction or operation of additional facilities such as, but not limited to, gasoline plants,  compressor plants,  repressuring projects, salt water disposal  facilities,  and  similar  installations.  if any or all of these become  necessary to the  operation,  a separate  agreement will be reached relative to an overhead charge, if any.

     9. The above  specific  overhead  rates may be amended from time to time by agreement between Operator and non-operator if, in practice, they are found to be insufficient or excessive.

H.  Other  Expenditures:  Any  expenditure,  other than  expenditures  which are covered and dealt with by the foregoing  provisions of this Section II, incurred by the  Operator  for the  necessary  and proper  development,  maintenance  and operation of the joint property.

III. BASIS OF CHARGES TO JOINT ACCOUNT

Purchases:  Material  and  equipment  purchases  and service  procured  shall be charged at the prices paid by Operator after deduction of all discount  actually received.

                                       15